                                                                    EXHIBIT 10.2

                   PERSONAL SERVICE AND EMPLOYMENT AGREEMENT

     This Personal Service and Employment Agreement (the "Agreement") is made and entered into effective as of January 1, 1998 (the "Execution Date"), by and between LANDRY'S SEAFOOD RESTAURANTS, INC., a Delaware corporation (the "Company") and TILMAN J. FERTITTA, an individual, ("Fertitta").

     WHEREAS, the Company wishes to retain the services of Fertitta as Chief Executive Officer and President of the Company and its subsidiaries, subject to and in accordance with the terms and provisions of this Agreement; and

     WHEREAS, Fertitta desires to be employed by the Company subject to and in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


1 . Engagement. The Company hereby engages and retains Fertitta to perform the "Duties" (as hereinafter set forth) and Fertitta hereby accepts the engagement to perform the Duties upon the terms and conditions set forth herein.

2. Term. Subject to the other terms and provisions of the Agreement, the term of this Agreement, unless sooner terminated, shall begin on the Execution Date and shall expire on December 31, 2002 (the "Initial Term"). Upon the expiration of the Initial Term, this Agreement shall be automatically extended for an additional period of five (5) years unless written notice is received twelve (12) months prior to such expiration from the party electing not to extend this Agreement. (As used herein, the Initial Term and any extension is herein called the "Term.")

3. Duties. During the Term, Fertitta shall serve as the Chief Executive Officer and President of the Company or such other office as shall be mutually agreed upon by Fertitta and the Company. Fertitta shall perform such duties and responsibilities as may be prescribed from time to time by the Board of Directors of the Company (the "Board"). Without limiting the foregoing, during the Term, Fertitta shall, in accordance with this Agreement and the directions and policies from time to time established by the Board:

           (a) Devote a majority of his time, attention and energies to the Company, and without the consent of the Board, shall not render any services of a business nature to any other person, firm, corporation, or organization.



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

           (b) Perform such services for the Company as shall be prescribed from time to time by the Board provided that such services shall not be inconsistent with the normal and customary duties of a Chief Executive Officer and President of a company of similar character;

           (c) Use his best efforts to promote the interests and objectives of the Company.

           (d) Provide to the members of the Board, within a reasonable period of time, in advance of the Board's consideration of each particular matter within the scope of Fertitta's responsibility, all information material to a decision of the Board in respect to such matter;

           (e) Supervise, administer and manage the day-to-day operations of the Company, provided that the actions and decisions of Fertitta shall be reviewable by the requisite action of the Board and stockholders of the Company in accordance with the Certificate of Incorporation, the Bylaws of the Company and applicable law;

           (f) Be responsible for the development and execution of short and long term plans and goals in all functional areas of the Company; provided that the actions and decisions of Fertitta shall be reviewable by requisite action of the Board and stockholders of the Company in accordance with the Certificate of Incorporation, the Bylaws of the Company and applicable law;

           (g) Recommend to the Board staffing and personnel policies appropriate to achieving the best interests and objectives of the Company and be responsible for implementing such policies as are approved by the Board;

           (h) Oversee and supervise all officers, employees and consultants of the Company to the end that the best interests and objectives of the Company are diligently and efficiently served by them;

           (i) Render, at all times, all of the services explicitly and implicitly hereunder, including, without limitation, careful preparation and submission to the Board of accurate and reasonable facts, data, estimates, projections and recommendations.

4.         Compensation.

           (a) For services rendered pursuant to this Agreement, the Company shall pay to Fertitta a base salary (the "Base Salary") calculated at a rate of $585,000.00 per annum, payable on a bi-weekly basis. Such sums shall be reduced by applicable withholding, FICA, and other necessary pay-related taxes. The Company also agrees that the compensation committee of the Board ("Compensation Committee")

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

               shall review Fertitta's salary at least annually to determine if any salary increase is appropriate in the discretionary and sole judgment of the Compensation Committee. Any increase in the Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specific rate, Fertitta's Base Salary hereunder shall not thereafter be reduced. For purposes of this Agreement, "Base Salary" shall mean Fertitta's initial Base Salary or, if increased, the increased Base Salary.

          (b) Fertitta shall be entitled to participate in and receive bonus awards under any bonus program established by the Company for its management or key personnel. In the absence of or in addition to such a program, Fertitta shall be entitled to receive such bonus, if any, as may be determined from time to time by the Compensation Committee in its discretionary and sole judgment based on merit and the Company's performance.

          (c) As of the date hereof, and if requested by Fertitta, on each third anniversary of this Agreement, for Fertitta's business and private use, the Company shall provide Fertitta with a new automobile suitable to Fertitta's position and a driver. In addition, the Company shall either directly pay or reimburse Fertitta for all costs of OPERATING and maintaining such automobile, including insurance thereon. The cost, excluding operating expenses, maintenance and insurance, of any automobile provided by the Company shall not exceed $200,000.00.

          (d) The Company shall provide an expense allowance to Fertitta in an amount to be set by the Board. In addition, throughout the term of this Agreement, the Company shall reimburse Fertitta for all reasonable business expenses (including expenses of travel and entertainment) incurred by Fertitta. The Company shall also pay directly or reimburse Fertitta for membership or initiation fees and monthly dues for clubs Fertitta deems necessary to carry out the duties set forth herein. The Company shall also provide Fertitta with the use of Company transportation for his personal use, benefit and travel.

          (e) Fertitta shall be entitled to group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical coverage, long-term disability, and such other insurance coverage at least equal to, or, if approved by the Compensation Committee, greater than that which may be made available to other executive officers of the Company. Provided, however, Fertitta shall only be entitled to such insurance coverage to the extent that such general claim of coverage is provided to any other executive officer of the Company. The Company shall pay directly or reimburse Fertitta for

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

               100% of any medical expense or charge not otherwise paid for by the Company provided insurances, including deductibles or any other charges. The Company shall also provide for the personal security of Fertitta at all times.

           (f) During the Term of this Agreement, Fertitta shall be entitled to thirty (30) paid vacation days per year, or such additional numbers as may be determined by the Board from time to time. For purpose of this paragraph, weekends shall not count as vacation days, and Fertitta shall also be entitled to all paid holidays given by the Company to its other executive officers. The time or times at which Fertitta will be permitted to take such vacation time shall be determined by the mutual agreement of the Company and Fertitta.

           (g) The Company shall provide Fertitta, at the Company's expense, with $70,000,000 of split-dollar life insurance and/or last-to-die life insurance or any combination thereof (the "Policy") on the life of Fertitta naming such beneficiaries thereunder as Fertitta shall designate. The Policy shall be owned by Fertitta or his designee.

           (h) Each year of this Agreement, the Company shall make matching charitable contributions to a charity or charities of Fertitta's choice in the same amount made by Fertitta to the charity or charities not to exceed a total amount of $250,000 in any one year.

           (i) During the Initial Term of this Agreement, Fertitta shall be granted stock options in an amount no less than what Fertitta received in stock options granted for the three (3) fiscal years prior to 1998 (the "Minimum Number") at a price equal to the fair market value of the common stock at the time of the grant or grants. The date of grant or grants shall be in the sole discretion of the Stock Option Committee, provided, however, that at least fifty percent of the Minimum Number of options granted hereunder shall be granted prior to December 31, 1999. Fertitta shall have the right to exercise the stock options for a term of ten (10) years. The stock options shall vest over three (3) years from the date of grant or grants in equal annual installments. Notwithstanding anything set forth herein or in any stock option agreement, in the event the stock price appreciates in value more than forty (40%) percent from the grant price, all stock options at such price, shall become immediately vested. All shares issuable to Fertitta upon exercise of the options shall be registered pursuant to applicable federal securities laws.


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

 5.  Termination.

           (a)  Definitions.

                (1)  "Cause" shall mean:

                      (i) Dishonesty which is not the result of an inadvertent or innocent mistake of Fertitta with respect to the Company or any of its subsidiaries;

                      (ii) Willful misfeasance or nonfeasance of duty by Fertitta intended to injure or having the effect of injuring in some material fashion the reputation, business, or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors, or employees;

                      (iii) Material violation by Fertitta of any term of this
                            Agreement if such violation is not remedied or reasonable steps to effect such remedy are not commenced within thirty (30) days after written notice of such violation and diligently pursued to completion;

                      (iv) Conviction of Fertitta of any felony, any crime involving moral turpitude or any crime other than a vehicular offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries.

                (2) A "Change of Control" shall be deemed to have occurred if:

                      (i) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the Company's then outstanding voting common stock; or

                      (ii) At any time during any consecutive thirty-six (36) month period (not including any period prior to the date hereof), individuals who at the beginning of such period constituted the Board (and any new director whose election by the Board or whose nomination for election by the Company's shareholders were approved by a vote of at least two-thirds of the


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

                            directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

                     (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than merger or consolidation (a) in which a majority of the directors of the surviving entity were directors of the Company prior to such consolidation or merger, and (b) which would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being changed into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; or

                     (iv) The stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                (3) A "Disability" shall mean the absence of Fertitta from his duties with the Company on a full-time basis for 180 consecutive days, or 180 days in a 365-day period, as a result of incapacity due to mental or physical illness which results in Fertitta being able to perform the essential functions of his position, with or without reasonable accommodation.

                (4) A "Good Reason" shall mean any of the following (without Fertitta's express written consent):

                     (i) A substantial and material alteration in the nature or status of Fertitta's responsibilities, or the assignment of duties inconsistent with, or a substantial and material alteration in the nature or status of, Fertitta's duties and responsibilities;

                     (ii) A failure by the Company to continue in effect any employee benefit plan in which Fertitta was participating, or the taking of any action by the Company that would adversely affect Fertitta's participation in, or materially reduce Fertitta's benefits under, any such employee benefit plan, unless such failure or such taking of any action adversely affects

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

                            the senior members of corporate management of the Company generally;

                     (iii) A relocation of the Company's principal offices, or Fertitta's relocation to any place other than the principal offices, exceeding a distance of twenty
                            (20) miles from the Company's current corporate office located in Houston, Texas, except for reasonably required travel by Fertitta on the Company's business;

                     (iv) Any material breach by the Company of any provision of this Agreement if such material breach has not been cured within thirty (30) days following written notice of such breach by Fertitta to the Company setting forth with reasonable specificity the nature of the breach; or

                     (v) Any failure by the Company to obtain the assumption and performance of this Agreement by any successor (by merger, consolidation, or otherwise) or assign of the Company.

                (5) "Termination Date" shall mean the date Fertitta is terminated for any reason pursuant to this Agreement.

                (6) "Termination Following a Change of Control" shall mean: (i) a Termination of Fertitta without Cause by the Company in connection with or within one (1) year following a Change of Control; (ii) a termination of Fertitta's employment with the Company by Fertitta for Good Reason within one (1) year following a Change of Control; (iii) failure of any successor/surviving company to adopt this Agreement; or
                     (iv) a termination of Fertitta's employment with the Company by Fertitta for any reason within one (1) year following a Change of Control.

           (b) Termination Without Cause, Termination Following a Change of Control, or For Good Reason: Benefits. In the event there is a termination without Cause, a Termination Following a Change of Control, or if Fertitta terminates for Good Reason (a "Termination Event"), this Agreement shall terminate and Fertitta shall be entitled to the following severance benefits:

                (1) Two (2) years of Base Salary at the rate in effect immediately prior to the Termination Event, payable in full within five (5) days of the Termination Event. Moreover, the Company shall remain obligated to maintain, provide, and keep all benefits set forth in paragraph 4(e) available to Fertitta at the Company's expense for a period of two
                     (2) years after the

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

                     Termination Date. Moreover, Fertitta shall receive at no additional cost, the automobile and the certificate of title to the automobile referenced in paragraph 4(c) free from any lien, claim, or encumbrance.

                (2) Any stock options which Fertitta has received shall vest immediately, and any options required to be granted pursuant to Paragraph 4(i) which have not been so granted, shall be granted and shall vest immediately and if there is a Change in Control the grant price shall be the lowest price of the Company's common stock during the 365 days prior to the announcement of such Change in Control.

                (3) To the extent not theretofore paid or provided, the Company shall pay two million dollars ($2,000,000) to Fertitta in lieu of any additional payments for the split dollar insurance within five (5) days of the Termination Date and shall pay or provide all other benefits which Fertitta is eligible to receive as if he were still employed by the Company for a period of two (2) years after the Termination Date;

                (4) If Fertitta receives any payments hereunder which are subject to an excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, or any similar tax imposed under federal, state, or local law (collectively, "Excise Taxes"), the Company shall pay Fertitta (on or before the date which Fertitta is required to pay such Excise Taxes), 1) an additional amount equal to all Excise Taxes then due and payable, and 2) the amount necessary to defray Fertitta's increased (federal, state, and local) income tax liability arising due to such payments and any costs and expenses, including penalties and interest incurred by Fertitta in connection with any audit, proceedings, etc. related to the payment of such Excise Taxes. For purposes of calculating the amount payable to Fertitta under this Paragraph, the federal and state income tax rates used shall be the highest marginal federal and state rates applicable to ordinary income in Fertitta's state of residence, taking into account any federal income tax deductions or credits available to Fertitta for state income taxes. The Company shall cause its independent auditors to calculate such amount and provide Fertitta a copy of such calculation at least ten
                     (10) days prior to the date specified above for payment of such amount;

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

                (5) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Fertitta in a lump sum in cash within five (5) days after the Termination Date along with the certificate of title referenced in paragraph 5(b)(1) above.

                (6) Fertitta, in addition to all other amounts, payments or benefits provided hereunder, and in further consideration of Fertitta's agreement under Section 8 below, shall receive a lump sum payment in the amount of three million dollars ($3,000,000), to be paid within five (5) days following such Termination.

                (7) Fertitta shall be free to accept other employment during such period, and there shall be no offset of any employment compensation earned by Fertitta in such other employment during such period against payments due to Fertitta hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if acceptance of such employment would violate any of the provisions of Section 8 below.

           (c) Termination In Event of Death or Disability: Benefits. If Fertitta's employment is terminated by reason of Fertitta's death or Disability during the term of this Agreement (the "Employment Period"), this Agreement shall terminate without further obligation to Fertitta's legal representatives under this Agreement, other than for payment of all compensation, otherwise due to Fertitta during the Term hereof as if Fertitta had not died or become disabled, unreimbursed expenses and the timely payment or provision of Other Benefits through the date of death or Disability. Such amounts shall be paid to Fertitta or Fertitta's estate or beneficiary, as applicable, in a lump sum cash payment within ninety (90) days after the date of death or Disability. With respect to the provision of Other Benefits, the term Other Benefits as used in this Paragraph 5(c) shall include, without limitation, benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of other executive level employees of the Company under such plans, programs, practices, and policies relating to death or Disability benefits, if any, as in effect with respect to other executives and their beneficiaries at any time during the 120-day period immediately preceding the date of death or Disability. Additionally, all stock options for which Fertitta would have been eligible had he completed the term of this Agreement, shall be granted and vest immediately, and Fertitta or Fertitta's estate or beneficiary shall be vested in all other options held by Fertitta as of the date of Fertitta's termination.

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

           (d)   Voluntary Termination by Employee and Termination for Cause:
                 Benefits. Fertitta may terminate his employment with the Company by giving written notice of his intent and stating an effective Termination Date at least ninety (90) days after the date of such notice; provided, however, that the Company may accelerate such effective date by paying Fertitta through the proposed Termination Date. The Company may terminate Fertitta's employment for Cause at any time upon thirty (30) days prior written notice. In the event Fertitta is terminated for Cause, Fertitta may request a review of such decision by the entire Board at the next regularly scheduled Board meeting. Upon such termination by Fertitta or upon termination for Cause by the Company, this Agreement shall terminate and the Company shall pay to Fertitta all accrued compensation, unreimbursed expenses and the Other Benefits through the Termination Date. Such amounts shall be paid to Fertitta in a lump sum in cash within thirty (30) days after the later of the date of termination or the date of the Board's decision as set forth herein.

 6. Indemnification: Liability Insurance. The Company shall indemnify and hold Fertitta (or his legal representative) harmless to the full extent permitted by applicable law for all legal expenses and all liabilities, losses, judgments, fines, expenses, and amounts paid in settlement in connection with any proceeding involving him (including any action by or in the right of the Company) by reason of his being or having been a director, officer, employee, consultant or agent of the Company or any of its subsidiaries, affiliates, or any other enterprise if he is serving or has served at the request of the Company. In addition, the Company shall cause any such subsidiary, affiliate, or enterprise also to so indemnify and hold Fertitta harmless to the full extent permitted by applicable law. The foregoing shall not be deemed to limit any rights of Fertitta pursuant to applicable indemnification provisions of the Company's Certificate of Incorporation or Bylaws or otherwise. In addition, the Company shall acquire and maintain with reputable insurance companies or associations acceptable to Fertitta, directors' and officers' liability insurance for the benefit of Fertitta providing terms and coverage amounts at least as favorable as those provided to other officers or directors of the Company. Such insurance shall remain in place (to the extent that the Company is able to purchase the same for any officer or director) as long as necessary under applicable statutes of limitations to cover all events occurring during the Term of this Agreement regardless of when the claim is made.

 7. Advance of Expenses. In the event of any action, proceeding or claim against Fertitta arising out of his serving or having served in a capacity specified in paragraph 6 above, the Company shall provide Fertitta with counsel, who may be counsel for the Company as well, as long as no conflict of interest exists between the Company and Fertitta, and no ethical or professional responsibility rules prevent the same counsel from representing both Fertitta and the Company. In the event of any such conflict of interest or other bar to Fertitta being represented by counsel for

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

           the Company, Fertitta may retain his own separate counsel (such choice of counsel may be made in his sole and absolute discretion), and the Company shall be obligated to advance to Fertitta (or pay directly to his counsel) reasonable counsel fees and other costs associated with Fertitta's defense of such action, proceeding or claim; provided, however, that in such event, Fertitta shall first agree in writing, without posting bond or collateral, to repay all sums paid or advanced to him pursuant to this provision in the event that the final disposition of such action, proceeding or claim is one for which Fertitta would not be entitled to indemnification pursuant to the provisions hereof.

 8. Non-Competition. Fertitta and the Company expressly agree that during the Term and for a period of one (1) year immediately following the termination of Fertitta's employment with the Company for any reason, Fertitta will not, for himself, or on behalf of any other person, persons, firm, partnership, company, corporation or organization, engage, directly or indirectly, in any business involving the operation or management of seafood restaurants, either as a principal, partner, agent, employee, director, officer or in any other capacity, within a one hundred (100) mile radius of any location in which the Company operates a seafood restaurant.

 9. No Mitigation Required. Fertitta's rights hereunder upon termination of employment shall be cumulative with and in addition to any other rights or remedies he may be entitled to by reason of any such termination. In addition, Fertitta shall have no obligation to mitigate his damages hereunder, whether by seeking new employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Fertitta as the result of employment by another employer after the date of termination of Fertitta's employment with the Company, or otherwise.

10. Nondisclosure. Except as otherwise required by law or court order, Fertitta, at any time during the Term, shall not disclose or use, except in the course of Fertitta's employment with the Company in the pursuit of the business of the Company or any of its subsidiaries or affiliates, any confidential information or nonpublic proprietary data of the Company or any of its subsidiaries or affiliates, whether such information or proprietary data is in Fertitta's memory or embodied in writing or other physical form.

11. Representations and Warranties. The Company represents and warrants that the execution of this Agreement by the Company has been duly authorized by resolution of the Board.

12. Entire Agreement. This Agreement constitutes the entire understanding between Company and Fertitta relating to Fertitta's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters.

 13. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The right and obligations of Fertitta under this Agreement are of a personal nature and shall neither be assigned nor transferred in whole or in part by Fertitta.

 14. Arbitration. In the event any dispute arises out of Fertitta's employment with Company, or separation therefrom, which cannot be resolved by the parties to this Agreement, such dispute shall be submitted to final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association ("AAA"). If the parties cannot agree on an arbitrator, a list of seven (7) arbitrators will be requested from AAA, and the arbitrator will be selected using alternate strikes with Fertitta striking first. The cost of the arbitration will be shared equally by Fertitta and Company. Arbitration of such disputes is mandatory and in lieu of any and all civil causes of action and lawsuits either party may have against the other arising out of the Fertitta's employment with Company, or separation therefrom. Such arbitration shall be held in Houston, Texas.

 15.       Miscellaneous.

           (a) This Agreement shall be subject to and governed by the laws of the state of Texas and venue shall lie in the courts of Harris County.

           (b) Failure by either party to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

           (c) This Agreement may not be modified except by an agreement in writing executed by the parties hereto.

           (d) No waiver by either party to this Agreement of any right to enforce any term or condition of this Agreement, or any breach hereof, shall be deemed a waiver of such right in the future of any other right or remedy available under this Agreement.

           (e) The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.

           (f) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set out above.



                           LANDRY'S SEAFOOD RESTAURANTS, INC.



                                By:  /s/ Joe Max Taylor
                                   -------------------------------------------
                                     Joe Max Taylor
                                     Chairman Compensation Committee



                                Employee:  /s/ Tilman J. Fertitta
                                         -------------------------------------
                                           Tilman J. Fertitta

                   PERSONAL SERVICE AND EMPLOYMENT AGREEMENT

     This Personal Service and Employment Agreement (the "Agreement") is made and entered into effective as of January 1, 1998 (the "Execution Date"), by and between LANDRY'S SEAFOOD RESTAURANTS, INC., a Delaware corporation (the "Company") and Steven L. Scheinthal an individual ("Executive").

     WHEREAS, the Company wishes to retain the services of Executive as Vice President of Administration, General Counsel, and Corporate Secretary of the Company, subject to and in accordance with the terms and provisions of this Agreement; and

     WHEREAS, Executive desires to be employed by the Company subject to and in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Engagement. The Company hereby engages and retains Executive to perform the "Duties" (as hereinafter set forth) and Executive hereby accepts the engagement to perform the Duties upon the terms and conditions set forth herein.

2. Term. Subject to the other terms and provisions of the Agreement, the term of this Agreement, unless sooner terminated, shall begin on the Execution Date and shall expire on December 31, 2002 (the "Term").

3. Duties. During the Term, Executive shall serve as the Vice President of Administration, General Counsel, and Corporate Secretary of the Company or such other office as shall be mutually agreed upon by Executive and the Company. Executive shall perform such duties and responsibilities as may be prescribed from time to time by the Board of Directors of the Company (the "Board") or the Company's Chief Executive Officer ("Chief Executive"). At the request of the Chief Executive, Executive shall be nominated to serve on the Board of Directors of the Company. At the Chief Executive's request, Executive shall serve as an officer and/or on the Board of Directors of one or more of the Company's subsidiaries. Without limiting the foregoing, during the Term, Executive shall, in accordance with this Agreement and the directions and policies from time to time established by the Board and Chief Executive:

           (a) Devote his full time, attention and energies to the Company, and without the consent of the Board and Chief Executive, shall not render any services of a business nature to any other person, firm, corporation, or organization.

           (b) Perform such services for the Company as shall be prescribed from time to time by the Board and Chief Executive provided that such services shall not be inconsistent with the normal and customary duties of a company of similar character;

            (c) Use his best efforts to promote the interests and objectives of the Company.

 4. Stock Ownership. So long as Executive is employed by the Company or serves on its Board of Directors, Executive shall maintain ownership of no less than the greater of 12,500 shares of common stock in the Company or twenty percent (20%) of Executive's total grant of vested options for the current calendar year.

 5.         Compensation.

            (a) For services rendered pursuant to this Agreement, the Company shall pay to Executive a base salary (the "Base Salary") calculated at a rate of $185,000 per annum, payable on a bi-weekly basis. Such sums shall be reduced by applicable withholding, FICA, and other necessary pay-related taxes. The Company also agrees that the compensation committee of the Board ("Compensation Committee") shall review Executive's salary at least annually to determine if any salary increase is appropriate in the discretionary and sole judgment of the Compensation Committee. Any increase in the Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specific rate, Executive's Base Salary hereunder shall not thereafter be reduced. For purposes of this Agreement, "Base Salary" shall mean Executive's initial Base Salary or, if increased, the increased Base Salary.

           (b) Executive shall be entitled to participate in and receive bonus awards under any bonus program established by the Company for its management or key personnel. In the absence of or in addition to such a program, Executive shall be entitled to receive such bonus, if any, as may be determined from time to time by the Compensation Committee in its discretionary and sole judgment based on merit and the Company's performance.

           (c) As of the date hereof, the Company shall provide Executive with a new automobile suitable to Executive's position with the Company. In addition, the Company shall either directly pay or reimburse Executive for all costs of operating and maintaining such automobile, including insurance thereon.

           (d) The Company shall provide an expense allowance to Executive in an amount to be set by the Board. In addition, throughout the term of this Agreement, the Company shall reimburse Executive for all reasonable business expenses (including expenses of travel and entertainment) incurred by Executive. The Company shall also pay directly or reimburse Executive for membership or initiation fees and reasonable monthly dues (excluding miscellaneous charges) for clubs located in the Greater Houston area that Executive deems necessary to carry out the duties set forth herein. The Company's obligation to pay for initiation fees shall not exceed $10,000 during the Term. At least once a year during the Term, and subject to availability as determined by the Company's Chief Executive, the Company shall also provide Executive with the use of Company transportation for his personal use, benefit, and travel to and from a single destination located within the continental United States.

           (e) Executive shall be entitled to group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical coverage, long-term disability, and such other insurance coverage that is made available to other executive officers of the Company excluding the Chief Executive. Provided, however, Executive shall only be entitled to such insurance coverage to the extent that such coverage is provided to all other executive officers of the Company excluding the Chief Executive. The Company shall pay directly or reimburse Executive for any medical expenses or charges not otherwise paid for by the Company provided insurances, including deductibles or any other charges, not to exceed $3,000 during each year of the Term.

           (f) During the Term of this Agreement, Executive shall be entitled to twenty (20) paid vacation days per year, or such additional numbers as may be determined by the Board from time to time. For purpose of this paragraph, weekends shall not count as vacation days, and Executive shall also be entitled to all paid holidays given by the Company to its other executive officers. The time or times at which Executive will be permitted to take such vacation time shall be determined by the mutual agreement of the Chief Executive and Executive.

           (g) The Company shall provide Executive with $5,000,000 of split-dollar variable life insurance (the "Policy") on the life of Executive naming such beneficiaries thereunder as Executive shall designate. The Policy shall be owned by Executive or his designee.

           (h) Each year of this Agreement, the Company shall make matching charitable contributions to a charity or charities of Executive's choice in the same amount made by Executive to the charity or charities not to exceed a total amount of $15,000 in any one year.

           (i) During the Term of this Agreement, Executive shall be granted no less than 200,000 stock options (the "Minimum Number") at a price equal to the fair market value of the common stock at the time of the grant or grants. The date of grant or grants shall be in the sole discretion of the Stock Option Committee, provided, however, that at least fifty percent of the Minimum Number of options granted hereunder shall be granted prior to December 31, 1999. Executive shall have the right to exercise the stock options for a term of ten (10) years. The stock options shall vest over three (3) years from the respective dates of grant in equal annual installments. All shares issuable to Executive upon exercise of the options shall be registered pursuant to applicable federal securities laws.

 6.  Termination.

            (a)  Definitions.

                 (1)  "Cause" shall mean:

                      (i) Dishonesty which is not the result of an inadvertent or innocent mistake of Executive with respect to the Company or any of its subsidiaries;

                      (ii)   Insubordination;

                      (iii) Willful misfeasance of duty by Executive intended to injure or having the effect of injuring in some material fashion the reputation, business, or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors, or employees;

                      (iv) Material violation by Executive of any term of this Agreement;

                      (v) Conviction of Executive of any felony, any crime involving moral turpitude or any crime other than a vehicular offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; and

                      (vi) Failure of Executive to perform the Duties required hereunder.



                (2)   A "Change of Control" shall be deemed to have occurred if:

                      (i) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the Company's then outstanding voting common stock; or

                      (ii) At any time during any consecutive thirty-six (36) month period (not including any period prior to the date hereof), individuals who at the beginning of such period constituted the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders were approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

                      (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than merger or consolidation (a) in which a majority of the directors of the surviving entity were directors of the Company prior to such consolidation or merger, or (b) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being changed into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; or

                      (iv) The stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                (3) A "Disability" shall mean the absence of Executive from his duties with the Company on a full-time basis for 180 consecutive days, or 180 days in a 365-day period, as a result of incapacity due to mental or physical illness which results in Executive being able to perform the essential functions of his position, with or without reasonable accommodation.

                (4) "Termination Date" shall mean the date Executive is terminated for any reason pursuant to this Agreement.

                (5)   "Termination Following a Change of Control" shall mean:
                      (i) a Termination of Executive without Cause by the Company in connection with or within one (1) year following a Change of

                      Control; (ii) failure of any successor/surviving company to adopt this Agreement; or (iii) a termination of Executive's employment with the Company by Executive for any reason within one (1) year following a Change of Control.

            (b) Termination Following a Change of Control. In the event there is a Termination Following a Change of Control, this Agreement shall terminate and Executive shall be entitled to the following severance benefits:

                 (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Event, payable monthly, in arrears. in addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date. Moreover, Executive shall receive at no additional cost, the automobile and certificate of title to the automobile referenced in paragraph 5(c) free of any lien, claim, or encumbrance.

                 (2) Any stock options which Executive has received shall vest immediately, and all options required to be granted pursuant to Paragraph 5(i) which have not been so granted, shall be granted and shall vest immediately and the grant price shall be the lowest price of the Company's common stock during the 120 days prior to the announcement of such Change in Control.

                 (3) If Executive receives any payments hereunder which are subject to an excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, or any similar tax imposed under federal, state, or local law (collectively, "Excise Taxes"), the Company shall pay Executive (on or before the date which Executive is required to pay such Excise Taxes), 1) an additional amount equal to all Excise Taxes then due and payable, and
                      2) the amount necessary to defray Executive's increased (federal, state, and local) income tax liability arising due to such payments and any costs and expenses, including penalties and interest incurred by Executive in connection with any audit, proceedings, etc. related to the payment of such Excise Taxes. For purposes of calculating the amount payable to Executive under this Paragraph, the federal and state income tax rates used shall be the highest marginal federal and state rates applicable to ordinary income in Executive's state of residence, taking into account any federal income tax deductions or credits available to Executive for state income taxes. The Company shall cause its independent auditors to calculate such amount and provide Executive a copy of such calculation at least ten (10) days prior to the date specified above for payment of such amount.

                 (4) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date along with the certificate of title referenced in paragraph 6(b)(1) above.

                 (5) Executive, in addition to all other amounts, payments or benefits provided hereunder, and in consideration of Executive's agreement under Section 9 below, shall receive a lump sum payment in the amount of one million five hundred thousand dollars ($1,500,000), to be paid within five (5) days following such Termination.

                 (6) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violate any of the provisions of Section 9 below.

           (c) Termination In Event of Death or Disability: Benefits. If Executive's employment is terminated by reason of Executive's death or Disability during the term of this Agreement (the "Employment Period"), this Agreement shall terminate without further obligation to Executive's legal representatives under this Agreement, other than for payment of all compensation under Section 5(a) otherwise due to Executive during the Term hereof as if Executive had not died or become disabled and, unreimbursed expenses and the timely payment or provision of Other Benefits through the date of death or Disability. The
                 Section 5(a) compensation shall be payable monthly in arrears at the Base Salary of Executive in effect immediately preceding Executive's death or Disability. Such other amounts shall be paid to Executive or Executive's estate or beneficiary, as applicable, in a lump sum cash payment within ninety (90) days after the date of death or Disability. With respect to the provision of Other Benefits, the term Other Benefits as used in this Paragraph 6(c) shall mean benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of other executive level employees of the Company under such plans, programs, practices, and policies relating to death or Disability benefits, if any, as in effect with respect to other executives and their beneficiaries at any time during the 120-day period immediately preceding the date of death or Disability. Additionally, all stock options for which Executive would have been eligible had he completed the Term of this Agreement, shall be granted and vest immediately, and Executive or Executive's estate or beneficiary shall be vested in all other options held by Executive as of the date of Executive's termination.

            (d)  Voluntary Termination by Employee and Termination :For Cause:
                 Benefits. Executive may terminate his employment with the Company by giving written notice of his intent and stating an effective Termination Date at least ninety (90) days after the date of such notice; provided, however, that the Company may accelerate such effective date by paying Executive through the proposed Termination Date. The Company may terminate Executive's employment for Cause at any time without prior written notice. Upon such termination by Executive or upon termination for Cause by the Company, this Agreement shall terminate and the Company shall pay to Executive all accrued compensation, and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the date of termination.

           (e) Termination Without Cause. The Company may terminate Executive's employment without Cause at any time without prior notice. In the event there is a termination without Cause, this Agreement shall terminate and Executive shall only be entitled to the following severance benefits:

                 (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Date, payable monthly, in arrears. In addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date.

                 (2) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date; and

                 (3) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violates any of the provisions of Section 9 below.

            (f) Termination as  Officer or Director. Upon any termination of
                Executive's employment, Executive shall be deemed as having tendered his resignation as an Officer and a Director of the Company and each of its subsidiaries or related companies.

 7. Indemnification; Liability Insurance. The Company shall indemnify and hold Executive (or his legal representative) harmless to the full extent permitted by applicable law for all legal expenses and all liabilities, losses, judgments, fines, expenses, and amounts paid in settlement in connection with any proceeding involving him (including any action by or in the right of the Company) by reason of his being or having been a director, officer, employee, consultant or agent of the Company or any of its subsidiaries, affiliates, or any other enterprise if he is serving or has served at the request of the Company. In addition, the Company shall cause any such subsidiary, affiliate, or enterprise also to so indemnify and hold Executive harmless to the full extent permitted by applicable law. The foregoing shall not be deemed to limit any rights of Executive pursuant to applicable indemnification provisions of the Company's Certificate of Incorporation or Bylaws or otherwise. In addition, the Company shall acquire and maintain with reputable insurance companies or associations acceptable to Executive, directors' and officers' liability insurance for the benefit of Executive providing terms and coverage amounts at least as favorable as those provided to other officers or directors of the Company. Such insurance shall remain in place (to the extent that the Company is able to purchase the same for any officer or director) as long as necessary under applicable statutes of limitations to cover all events occurring during the Term of this Agreement regardless of when the claim is made.

 8. Advance of Expenses. In the event of any action, proceeding or claim against Executive arising out of his serving or having served in a capacity specified in paragraph 6 above, the Company shall provide Executive with counsel, who may be counsel for the Company as well, as long as no conflict of interest exists between the Company and Executive, and no ethical or professional responsibility rules prevent the same counsel from representing both Executive and the company. In the event of any such conflict of interest or other bar to Executive being represented by counsel for the Company, Executive may retain his own separate counsel (such choice of counsel may be made in his sole and absolute discretion), and the Company shall be obligated to advance to Executive (or pay directly to his counsel) reasonable counsel fees and other costs associated with Executive's defense of such action, proceeding or claim; provided, however, that in such event, Executive shall first agree in writing, without posting bond or collateral, to repay all sums paid or advanced to him pursuant to this provision in the event that the final disposition of such action, proceeding or claim is one for which Executive would not be entitled to indemnification pursuant to the provisions hereof.

 9.         Non-Competition and Non-Solicitation.

            (a) Executive and the Company expressly agree that during the Term and for a period of one (1) year immediately following the termination of Executive's employment with the Company for any reason, Executive will not, for himself, or on behalf of any other person, persons, firm, partnership, company, corporation or organization, engage in, or provide services to, directly or indirectly, any casual dining restaurant business either as a principal, partner, agent, employee, director, officer, independent contractor, consultant, or in any other capacity in the United States of America.

            (b) Employee agrees that during his period of employment with the Company and for a period of two years after the termination of employment (for any reason), Employee will not, directly or indirectly, solicit, divert, or hire away or attempt to solicit, divert, or hire away any person employed by the Company, whether or not such person is a full-time or temporary employee of the Company and will not make known to any person, firm, entity, or corporation the names and addresses of any of the employees of the Company or any information pertaining to the employees of the Company.

 10. No Mitigation Required. Executive's rights hereunder upon termination of employment shall be cumulative with and in addition to any other rights or remedies he may be entitled to by reason of any such termination. In addition, Executive shall have no obligation to mitigate his damages hereunder, whether by seeking new employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after the date of termination of Executive's employment with the Company, or otherwise.

 11. Nondisclosure. Except as otherwise required by law or court order, Executive, at any time during the Term, shall not disclose or use, except in the course of Executive's employment with the Company in the pursuit of the business of the Company or any of its subsidiaries or affiliates, any confidential information or nonpublic proprietary data of the Company or any of its subsidiaries or affiliates, whether such information or proprietary data is in Executive's memory or embodied in writing or other physical form. Upon termination of employment with the Company for any reason whatsoever, Executive shall forthwith deliver or cause to be delivered to the Company any and all confidential information, including drawings, notebooks, computers, keys, data, and other documents and materials belonging to the Company which is in his possession or under Executive's control relating to the Company or the business of the Company, and will deliver to the Company upon such termination of employment any other property of the Company which is in his possession or under his control.

 12. Representations and Warranties. The Company represents and warrants that the execution of this Agreement by the Company has been duly authorized by resolution of the Board.

 13. Entire Agreement. This Agreement constitutes the entire understanding between Company and Executive relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters.

 14. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The right and obligations of Executive under this Agreement are of a personal nature and shall neither be assigned nor transferred in whole or in part by Executive.

 15.        Miscellaneous.

            (a) This Agreement shall be subject to and governed by the laws of the state of Texas and venue shall lie in the courts of Harris County.

            (b) Failure by either party to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

            (c) This Agreement may not be modified except by an agreement in writing executed by the parties hereto.

            (d) No waiver by either party to this Agreement of any right to enforce any term or condition of this Agreement, or any breach hereof, shall be deemed a waiver of such right in the future of any other right or remedy available under this Agreement.

            (e) The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.

            (f) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set out above.


                                         LANDRY'S SEAFOOD RESTAURANTS, INC.

                                           By:  /s/ Tilman J. Fertitta
                                              --------------------------------
                                             Name:  Tilman J. Fertitta
                                                  ----------------------------
                                             Title:  President
                                                   ---------------------------

                                           Executive: /s/ Steven L. Scheinthal
                                                     -------------------------
                                                      Steven L. Scheinthal

                   PERSONAL SERVICE AND EMPLOYMENT AGREEMENT

     This Personal Service and Employment Agreement (the "Agreement") is made and entered into effective as of January 1, 1998 (the "Execution Date"), by and between LANDRY'S SEAFOOD RESTAURANTS, INC., a Delaware corporation (the "Company") and Paul S. West an individual ("Executive").

     WHEREAS, the Company wishes to retain the services of Executive as Chief Financial Officer of the Company, subject to and in accordance with the terms and provisions of this Agreement; and

     WHEREAS, Executive desires to be employed by the Company subject to and in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


1 . Engagement. The Company hereby engages and retains Executive to perform the "Duties" (as hereinafter set forth) and Executive hereby accepts the engagement to perform the Duties upon the terms and conditions set forth herein.

2. Term. Subject to the other terms and provisions of the Agreement, the term of this Agreement, unless sooner terminated, shall begin on the Execution Date and shall expire on December 31, 2002 (the "Term").

3. Duties. During the Term, Executive shall serve as the Chief Financial Officer of the Company or such other office as shall be mutually agreed upon by Executive and the Company. Executive shall perform such duties and responsibilities as may be prescribed from time to time by the Board of Directors of the Company (the "Board") or the Company's Chief Executive Officer ("Chief Executive"). At the request of the Chief Executive, Executive shall be nominated to serve on the Board of Directors of the Company. At the Chief Executive's request, Executive shall serve as an officer and/or on the Board of Directors of one or more of the Company's subsidiaries. Without limiting the foregoing, during the Term, Executive shall, in accordance with this Agreement and the directions and policies from time to time established by the Board and Chief Executive:

           (a) Devote his full time, attention and energies to the Company, and without the consent of the Board and Chief Executive, shall not render any services of a business nature to any other person, firm, corporation, or organization.

           (b) Perform such services for the Company as shall be prescribed from time to time by the Board and Chief Executive provided that such services shall not be inconsistent with the normal and customary duties of a company of similar character;

           (c) Use his best efforts to promote the interests and objectives of the Company.

4. Stock Ownership. So long as Executive is employed by the Company or serves on its Board of Directors, Executive shall maintain ownership of no less than the greater of 10,000 shares of common stock in the Company or twenty percent (20%) of Executive's total grant of vested options for the current calendar year.

5.         Compensation.

           (a) For services rendered pursuant to this Agreement, the Company shall pay to Executive a base salary (the "Base Salary") calculated at a rate of $180,000 per annum, payable on a bi-weekly basis. Such sums shall be reduced by applicable withholding, FICA, and other necessary pay-related taxes. The Company also agrees that the compensation committee of the Board ("Compensation Committee") shall review Executive's salary at least annually to determine if any salary increase is appropriate in the discretionary and sole judgment of the Compensation Committee. Any increase in the Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specific rate, Executive's Base Salary hereunder shall not thereafter be reduced. For purposes of this Agreement, "Base Salary" shall mean Executive's initial Base Salary or, if increased, the increased Base Salary.

           (b) Executive shall be entitled to participate in and receive bonus awards under any bonus program established by the Company for its management or key personnel. In the absence of or in addition to such a program, Executive shall be entitled to receive such bonus, if any, as may be determined from time to time by the Compensation Committee in its discretionary and sole judgment based on merit and the Company's performance.

           (c) As of the date hereof, the Company shall provide Executive with a new automobile suitable to Executive's position with the Company. In addition, the Company shall either directly pay or reimburse Executive for all costs of operating and maintaining such automobile, including insurance thereon.

           (d) The Company shall provide an expense allowance to Executive in an amount to be set by the Board. In addition, throughout the term of this Agreement, the Company shall reimburse Executive for all reasonable business expenses (including expenses of travel and entertainment) incurred by Executive. The Company shall also pay directly or reimburse Executive for membership or initiation fees and reasonable monthly dues (excluding miscellaneous charges) for clubs located in the Greater Houston area that Executive deems necessary to carry out the duties set forth herein. The Company's obligation to pay for initiation fees shall not exceed $10,000 during the Term. At least once a year during the Term, and subject to availability as determined by the Company's Chief Executive, the Company shall also provide Executive with the use of Company transportation for his personal use, benefit, and travel to and from a single destination located within the continental United States.

           (e) Executive shall be entitled to group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical coverage, long-term disability, and such other insurance coverage that is made available to other executive officers of the Company excluding the Chief Executive. Provided, however, Executive shall only be entitled to such insurance coverage to the extent that such coverage is provided to all other executive officers of the Company excluding the Chief Executive. The Company shall pay directly or reimburse Executive for any medical expenses or charges not otherwise paid for by the Company provided insurances, including deductibles or any other charges, not to exceed $3,000 during each year of the Term.

           (f) During the Term of this Agreement, Executive shall be entitled to twenty (20) paid vacation days per year, or such additional numbers as may be determined by the Board from time to time. For purpose of this paragraph, weekends shall not count as vacation days, and Executive shall also be entitled to all paid holidays given by the Company to its other executive officers. The time or times at which Executive will be permitted to take such vacation time shall be determined by the mutual agreement of the Chief Executive and Executive.

           (g) The Company shall provide Executive with $5,000,000 of split-dollar variable life insurance (the "Policy") on the life of Executive naming such beneficiaries thereunder as Executive shall designate. The Policy shall be owned by Executive or his designee.

           (h) Each year of this Agreement, the Company shall make matching charitable contributions to a charity or charities of Executive's choice in the same amount made by Executive to the charity or charities not to exceed a total amount of $15,000 in any one year.

           (i) During the Term of this Agreement, Executive shall be granted no less than 200,000 stock options (the "Minimum Number") at a price equal to the fair market value of the common stock at the time of the grant or grants. The date of grant or grants shall be in the sole discretion of the Stock Option Committee, provided, however, that at least fifty percent of the Minimum Number of options granted hereunder shall be granted prior to December 31, 1999. Executive shall have the right to exercise the stock options for a term of ten (10) years. The stock options shall vest over three (3) years from the respective dates of grant in equal annual installments. All shares issuable to Executive upon exercise of the options shall be registered pursuant to applicable federal securities laws.

 6.        Termination.

           (a)  Definitions.

                (1)  "Cause" shall mean:

                     (i) Dishonesty which is not the result of an inadvertent or innocent mistake of Executive with respect to the Company or any of its subsidiaries;

                     (ii)   Insubordination;

                     (iii) Willful misfeasance of duty by Executive intended to injure or having the effect of injuring in some material fashion the reputation, business, or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors, or employees;

                     (iv) Material violation by Executive of any term of this Agreement;

                     (v) Conviction of Executive of any felony, any crime involving moral turpitude or any crime other than a vehicular offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; and

                     (vi) Failure of Executive to perform the Duties required hereunder.

                (2) A "Change of Control" shall be deemed to have occurred if:

                     (i) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the Company's then outstanding voting common stock; or

                     (ii) At any time during any consecutive thirty-six (36) month period (not including any period prior to the date hereof), individuals who at the beginning of such period constituted the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders were approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

                     (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than merger or consolidation (a) in which a majority of the directors of the surviving entity were directors of the Company prior to such consolidation or merger, or (b) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being changed into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; or

                     (iv) The stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                (3) A "Disability" shall mean the absence of Executive from his duties with the Company on a full-time basis for 180 consecutive days, or 180 days in a 365-day period, as a result of incapacity due to mental or physical illness which results in Executive being able to perform the essential functions of his position, with or without reasonable accommodation.

                (4) "Termination Date" shall mean the date Executive is terminated for any reason pursuant to this Agreement.

                (5) "Termination Following a Change of Control" shall mean: (i) a Termination of Executive without Cause by the Company in connection with or within one (1) year following a Change of

                     Control; (ii) failure of any successor/surviving company to adopt this Agreement; or (iii) a termination of Executive's employment with the Company by Executive for any reason within one (1) year following a Change of Control.

           (b) Termination Following a Change of Control. In the event there is a Termination Following a Change of Control, this Agreement shall terminate and Executive shall be entitled to the following severance benefits:

                (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Event, payable monthly, in arrears. In addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date. Moreover, Executive shall receive at no additional cost, the automobile and the certificate of title to the automobile referenced in paragraph 5(c) free of any lien, claim, or encumbrance.

                (2) Any stock options which Executive has received shall vest immediately, and all options required to be granted pursuant to Paragraph 5(i) which have not been so granted, shall be granted and shall vest immediately and the grant price shall be the lowest price of the Company's common stock during the 120 days prior to the announcement of such Change in Control.

                (3) If Executive receives any payments hereunder which are subject to an excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, or any similar tax imposed under federal, state, or local law (collectively, "Excise Taxes"), the Company shall pay Executive (on or before the date which Executive is required to pay such Excise Taxes), 1) an additional amount equal to all Excise Taxes then due and payable, and 2) the amount necessary to defray Executive's increased (federal, state, and local) income tax liability arising due to such payments and any costs and expenses, including penalties and interest incurred by Executive in connection with any audit, proceedings, etc. related to the payment of such Excise Taxes. For purposes of calculating the amount payable to Executive under this Paragraph, the federal and state income tax rates used shall be the highest marginal federal and state rates applicable to ordinary income in Executive's state of residence, taking into account any federal income tax deductions or credits available to Executive for state income taxes. The Company shall cause its independent auditors to calculate such amount and provide Executive a copy of such calculation at least ten (10) days prior to the date specified above for payment of such amount.

                 (4) All accrued compensation and unreimbursed expenses
                     through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date along with the certificate of title referenced in paragraph 6(b)(1) above.

                 (5) Executive, in addition to all other amounts, payments or benefits provided hereunder, and in consideration of Executive's agreement under Section 9 below, shall receive a lump sum payment in the amount of one million five hundred thousand dollars ($1,500,000), to be paid within five (5) days following such Termination.

                 (6) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violate any of the provisions of Section 9 below.

             (c) Termination in Event of Death or Disability: Benefits.
                 If Executive's employment is terminated by reason of Executive's death or Disability during the term of this Agreement (the "Employment Period"), this Agreement shall terminate without further obligation to Executive's legal representatives under this Agreement, other than for payment of all compensation under Section 5(a) otherwise due to Executive during the Term hereof as if Executive had not died or become disabled and, unreimbursed expenses and the timely payment or provision of Other Benefits through the date of death or Disability. The Section 5(a) compensation shall be payable monthly in arrears at the Base Salary of Executive in effect immediately preceding Executive's death or Disability. Such other amounts shall be paid to Executive or Executive's estate or beneficiary, as applicable, in a lump sum cash payment within ninety (90) days after the date of death or Disability. With respect to the provision of Other Benefits, the term Other Benefits as used in this Paragraph 5(c) shall mean benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of other Executive level employees of the Company under such plans, programs, practices, and policies relating to death or Disability benefits, if any, as in effect with respect to other executives and their beneficiaries at any time during the 120-day period immediately preceding the date of death or Disability. Additionally, all stock options for which Executive would have been eligible had he completed the Term of this Agreement, shall be granted and vest immediately, and Executive or Executive's estate or beneficiary shall be vested in all other options held by Executive as of the date of Executive's termination.

           (d)  Voluntary  Termination by Employee and Termination for Cause:
                Benefits. Executive may terminate his employment with the Company by giving written notice of his intent and stating an effective Termination Date at least ninety (90) days after the date of such notice; provided, however, that the Company may accelerate such effective date by paying Executive through the proposed Termination Date. The Company may terminate Executive's employment for Cause at any time without prior written notice. Upon such termination by Executive or upon termination for Cause by the Company, this Agreement shall terminate and the Company shall pay to Executive all accrued compensation, and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty
                (30) days after the date of termination.

           (e) Termination Without Cause. The Company may terminate Executive's employment without Cause at any time without prior notice. In the event there is a termination without Cause, this Agreement shall terminate and Executive shall only be entitled to the following severance benefits:

                (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Date, payable monthly, in arrears. In addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date.

                (2) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date; and

                (3) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violates any of the provisions of Section 9 below.

           (f) Termination as Officer or Director. Upon any termination of Executive's employment, Executive shall be deemed as having tendered his resignation as an Officer and a Director of the Company and each of its subsidiaries or related companies.

7. Indemnification, Liability Insurance. The Company shall indemnify and hold Executive (or his legal representative) harmless to the full extent permitted by applicable law for all legal expenses and all liabilities, losses, judgments, fines, expenses, and amounts paid in settlement in connection with any proceeding involving him (including any action by or in the right of the Company) by reason of his being or having been a director, officer, employee, consultant or agent of the Company or any of its subsidiaries, affiliates, or any other enterprise if he is serving or has served at the request of the Company. In addition, the Company shall cause any such subsidiary, affiliate, or enterprise also to so indemnify and hold Executive harmless to the full extent permitted by applicable law. The foregoing shall not be deemed to limit any rights of Executive pursuant to applicable indemnification provisions of the Company's Certificate of Incorporation or Bylaws or otherwise. In addition, the Company shall acquire and maintain with reputable insurance companies or associations acceptable to Executive, directors' and officers' liability insurance for the benefit of Executive providing terms and coverage amounts at least as favorable as those provided to other officers or directors of the Company. Such insurance shall remain in place (to the extent that the Company is able to purchase the same for any officer or director) as long as necessary under applicable statutes of limitations to cover all events occurring during the Term of this Agreement regardless of when the claim is made.

8. Advance of Expenses. In the event of any action, proceeding or claim against Executive arising out of his serving or having served in a capacity specified in paragraph 6 above, the Company shall provide Executive with counsel, who may be counsel for the Company as well, as long as no conflict of interest exists between the Company and Executive, and no ethical or professional responsibility rules prevent the same counsel from representing both Executive and the Company. In the event of any such conflict of interest or other bar to Executive being represented by counsel for the Company, Executive may retain his own separate counsel (such choice of counsel may be made in his sole and absolute discretion), and the Company shall be obligated to advance to Executive (or pay directly to his counsel) reasonable counsel fees and other costs associated with Executive's defense of such action, proceeding or claim; provided, however, that in such event, Executive shall first agree in writing, without posting bond or collateral, to repay all sums paid or advanced to him pursuant to this provision in the event that the final disposition of such action, proceeding or claim is one for which Executive would not be entitled to indemnification pursuant to the provisions hereof.

 9.        Non-Competition and Non-Solicitation.

           (a) Executive and the Company expressly agree that during the Term and for a period of one (1) year immediately following the termination of Executive's employment with the Company for any reason, Executive will not, for himself, or on behalf of any other person, persons, firm, partnership, company, corporation or organization, engage in, or provide services to, directly or indirectly, any casual dining restaurant business either as a principal, partner, agent, employee, director, officer, independent contractor, consultant, or in any other capacity in the United States of America.

           (b) Employee agrees that during his period of employment with the Company and for a period of two years after the termination of employment (for any reason), Employee will not, directly or indirectly, solicit, divert, or hire away or attempt to solicit, divert, or hire away any person employed by the Company, whether or not such person is a full-time or temporary employee of the Company and will not make known to any person, firm, entity, or corporation the names and addresses of any of the employees of the Company or any information pertaining to the employees of the Company.

10. No Mitigation Required. Executive's rights hereunder upon termination of employment shall be cumulative with and in addition to any other rights or remedies he may be entitled to by reason of any such termination. In addition, Executive shall have no obligation to mitigate his damages hereunder, whether by seeking new employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after the date of termination of Executive's employment with the Company, or otherwise.

11. Nondisclosure. Except as otherwise required by law or court order, Executive, at any time during the Term, shall not disclose or use, except in the course of Executive's employment with the Company in the pursuit of the business of the Company or any of its subsidiaries or affiliates, any confidential information or nonpublic proprietary data of the Company or any of its subsidiaries or affiliates, whether such information or proprietary data is in Executive's memory or embodied in writing or other physical form. Upon termination of employment with the Company for any reason whatsoever, Executive shall forthwith deliver or cause to be delivered to the Company any and all confidential information, including drawings, notebooks, computers, keys, data, and other documents and materials belonging to the Company which is in his possession or under Executive's control relating to the Company or the business of the Company, and will deliver to the Company upon such termination of employment any other property of the Company which is in his possession or under his control.

 12. Representations and Warranties. The Company represents and warrants that the execution of this Agreement by the Company has been duly authorized by resolution of the Board.

 13. Entire Agreement. This Agreement constitutes the entire understanding between Company and Executive relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters.

 14. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The right and obligations of Executive under this Agreement are of a personal nature and shall neither be assigned nor transferred in whole or in part by Executive.

 15.       Miscellaneous.

           (a) This Agreement shall be subject to and governed by the laws of the state of Texas and venue shall lie in the courts of Harris County.

           (b) Failure by either party to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

           (c) This Agreement may not be modified except by an agreement in writing executed by the parties hereto.

           (d) No waiver by either party to this Agreement of any right to enforce any term or condition of this Agreement, or any breach hereof, shall be deemed a waiver of such right in the future of any other right or remedy available under this Agreement.

           (e) The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.

           (f) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set out above.


                                LANDRY'S SEAFOOD RESTAURANTS, INC.

                                     By:   /s/ Tilman J. Fertitta
                                        ---------------------------------------
                                        Name:  Tilman J. Fertitta
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------

                                     Executive:  /s/ Paul S. West
                                               --------------------------------
                                                     Paul S. West

                   PERSONAL SERVICE AND EMPLOYMENT AGREEMENT

     This Personal Service and Employment Agreement (the "Agreement") is made and entered into effective as of January 1, 1998 (the "Execution Date"), by and between LANDRY'S SEAFOOD RESTAURANTS, INC., a Delaware corporation (the "Company") and Richard E. Ervin an individual ("Executive").

     WHEREAS, the Company wishes to retain the services of Executive as Vice President of Restaurant Operations of the Company, subject to and in accordance with the terms and provisions of this Agreement; and

     WHEREAS, Executive desires to be employed by the Company subject to and in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Engagement. The Company hereby engages and retains Executive to perform the "Duties" (as hereinafter set forth) and Executive hereby accepts the engagement to perform the Duties upon the terms and conditions set forth herein.

2. Term. Subject to the other terms and provisions of the Agreement, the term of this Agreement, unless sooner terminated, shall begin on the Execution Date and shall expire on December 31, 2002 (the "Term").

3. Duties. During the Term, Executive shall serve as the Vice-President of Restaurant Operations of the Company or such other office as shall be mutually agreed upon by Executive and the Company. Executive shall perform such duties and responsibilities as may be prescribed from time to time by the Board of Directors of the Company (the "Board") or the Company's Chief Executive Officer ("Chief Executive"). At the request of the Chief Executive, Executive shall be nominated to serve on the Board of Directors of the Company. At the Chief Executive's request, Executive shall serve as an officer and/or on the Board of Directors of one or more of the Company's subsidiaries. Without limiting the foregoing, during the Term, Executive shall, in accordance with this Agreement and the directions and policies from time to time established by the Board and Chief Executive:

           (a) Devote his full time, attention and energies to the Company, and without the consent of the Board and Chief Executive, shall not render any services of a business nature to any other person, firm, corporation, or organization.

           (b) Perform such services for the Company as shall be prescribed from time to time by the Board and Chief Executive provided that such services shall not be inconsistent with the normal and customary duties of a company of similar character;

            (c) Use his best efforts to promote the interests and objectives of the Company.

 4. Stock Ownership. So long as Executive is employed by the Company or serves on its Board of Directors, Executive shall maintain ownership of no less than the greater of 8,000 shares of common stock in the Company or twenty percent (20%) of Executive's total grant of vested options for the current calendar year.

 5.         Compensation.

            (a) For services rendered pursuant to this Agreement, the Company shall pay to Executive a base salary (the "Base Salary") calculated at a rate of $120,000 per annum, payable on a bi-weekly basis. Such sums shall be reduced by applicable withholding, FICA, and other necessary pay-related taxes. The Company also agrees that the compensation committee of the Board ("Compensation Committee") shall review Executive's salary at least annually to determine if any salary increase is appropriate in the discretionary and sole judgment of the Compensation Committee. Any increase in the Base Salary or other compensation granted by the Board shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specific rate, Executive's Base Salary hereunder shall not thereafter be reduced. For purposes of this Agreement, "Base Salary" shall mean Executive's initial Base Salary or, if increased, the increased Base Salary.

           (b) Executive shall be entitled to participate in and receive bonus awards under any bonus program established by the Company for its management or key personnel. In the absence of or in addition to such a program, Executive shall be entitled to receive such bonus, if any, as may be determined from time to time by the Compensation Committee in its discretionary and sole judgment based on merit and the Company's performance.

           (c) As of the date hereof, the Company shall provide Executive with a new automobile suitable to Executive's position with the Company. In addition, the Company shall either directly pay or reimburse Executive for all costs of operating and maintaining such automobile, including insurance thereon.

           (d) The Company shall provide an expense allowance to Executive in an amount to be set by the Board. In addition, throughout the term of this Agreement, the Company shall reimburse Executive for all reasonable business expenses (including expenses of travel and entertainment) incurred by Executive. The Company shall also pay directly or reimburse Executive for membership or initiation fees and reasonable monthly dues (excluding miscellaneous charges) for clubs located in the Greater Houston area that Executive deems necessary to carry out the duties set forth herein. The Company's obligation to pay for initiation fees shall not exceed $10,000 during the Term. At least once a year during the Term, and subject to availability as determined by the Company's Chief Executive, the Company shall also provide Executive with the use of Company transportation for his personal use, benefit, and travel to and from a single destination located within the continental United States.

            (e) Executive shall be entitled to group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical coverage, long-term disability, and such other insurance coverage that is made available to other executive officers of the Company excluding the Chief Executive. Provided, however, Executive shall only be entitled to such insurance coverage to the extent that such coverage is provided to all other executive officers of the Company excluding the Chief Executive. The Company shall pay directly or reimburse Executive for any medical expenses or charges not otherwise paid for by the Company provided insurances, including deductibles or any other charges, not to exceed $3,000 during each year of the Term.

            (f) During the Term of this Agreement, Executive shall be entitled to twenty (20) paid vacation days per year, or such additional numbers as may be determined by the Board from time to time. For purpose of this paragraph, weekends shall not count as vacation days, and Executive shall also be entitled to all paid holidays given by the Company to its other executive officers. The time or times at which Executive will be permitted to take such vacation time shall be determined by the mutual agreement of the Chief Executive and Executive.

            (g) The Company shall provide Executive with $3,000,000 of split-dollar variable life insurance (the "Policy") on the life of Executive naming such beneficiaries thereunder as Executive shall designate. The Policy shall be owned by Executive or his designee.

            (h) Each year of this Agreement, the Company shall make matching charitable contributions to a charity or charities of Executive's choice in the same amount made by Executive to the charity or charities not to exceed a total amount of $10,000 in any one year.

            (i) During the Term of this Agreement, Executive shall be granted no less than 125,000 stock options (the "Minimum Number") at a price equal to the fair market value of the common stock at the time of the grant or grants. The date of grant or grants shall be in the sole discretion of the Stock Option Committee, provided, however, that at least fifty percent of the Minimum Number of options granted hereunder shall be granted prior to December 31, 1999. Executive shall have the right to exercise the stock options for a term of ten (10) years. The stock options shall vest over three (3) years from the respective dates of grant in equal annual installments. All shares issuable to Executive upon exercise of the options shall be registered pursuant to applicable federal securities laws.

 6.  Termination.

            (a)  Definitions.

                 (1)  "Cause" shall mean:

                      (i) Dishonesty which is not the result of an inadvertent or innocent mistake of Executive with respect to the Company or any of its subsidiaries;

                      (ii)   Insubordination;

                      (iii) Willful misfeasance of duty by Executive intended to injure or having the effect of injuring in some material fashion the reputation, business, or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors, or employees;

                      (iv) Material violation by Executive of any term of this Agreement;

                      (v) Conviction of Executive of any felony, any crime involving moral turpitude or any crime other than a vehicular offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; and

                      (vi) Failure of Executive to perform the Duties required hereunder.

                (2)   A "Change of Control" shall be deemed to have occurred if:

                      (i) Any "person" or "group" (within the meaning of
                          Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of
                          1934), directly or indirectly, of 50% or more of
                            the Company's then outstanding voting common stock;
                            or

                      (ii) At any time during any consecutive thirty-six (36) month period (not including any period prior to the date hereof), individuals who at the beginning of such period constituted the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders were approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof, or

                      (iii) The stockholders of the Company approve a merger or
                            consolidation of the Company with any other corporation, other than merger or consolidation (a) in which a majority of the directors of the surviving entity were directors of the Company prior to such consolidation or merger, or (b) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being changed into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; or

                      (iv) The stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                (3) A "Disability" shall mean the absence of Executive from his duties with the Company on a full-time basis for 180 consecutive days, or 180 days in a 365-day period, as a result of incapacity due to mental or physical illness which results in Executive being able to perform the essential functions of his position, with or without reasonable accommodation.

                (4) "Termination Date" shall mean the date Executive is terminated for any reason pursuant to this Agreement.

                (5)   "Termination Following a Change of Control" shall mean:
                      (i) a Termination of Executive without Cause by the Company in connection with or within one (1) year following a Change of

                      Control; (ii) failure of any successor/surviving company to adopt this Agreement; or (iii) a termination of Executive's employment with the Company by Executive for any reason within one (1) year following a Change of Control.

            (b) Termination Following a Change of Control. In the event there is a Termination Following a Change of Control, this Agreement shall terminate and Executive shall be entitled to the following severance benefits:

                 (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Event, payable monthly, in arrears. In addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date. Moreover, Executive shall receive at no additional cost, the automobile and the certificate of title to the automobile referenced in paragraph 5(c) free of any lien, claim, or encumbrance.

                 (2) Any stock options which Executive has received shall vest immediately, and all options required to be granted pursuant to Paragraph 5(i) which have not been so granted, shall be granted and shall vest immediately and the grant price shall be the lowest price of the Company's common stock during the 120 days prior to the announcement of such Change in Control.

                 (3) If Executive receives any payments hereunder which are subject to an excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, or any similar tax imposed under federal, state, or local law (collectively, "Excise Taxes"), the Company shall pay Executive (on or before the date which Executive is required to pay such Excise Taxes), 1) an additional amount equal to all Excise Taxes then due and payable, and
                      2) the amount necessary to defray Executive's increased (federal, state, and local) income tax liability arising due to such payments and any costs and expenses, including penalties and interest incurred by Executive in connection with any audit, proceedings, etc. related to the payment of such Excise Taxes. For purposes of calculating the amount payable to Executive under this Paragraph, the federal and state income tax rates used shall be the highest marginal federal and state rates applicable to ordinary income in Executive's state of residence, taking into account any federal income tax deductions or credits available to Executive for state income taxes. The Company shall cause its independent auditors to calculate such amount and provide Executive a copy of such calculation at least ten (10) days prior to the date specified above for payment of such amount.

                 (4) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date along with the certificate of title referenced in paragraph 6(b)(1) above.

                 (5) Executive, in addition to all other amounts, payments or benefits provided hereunder, and in consideration of Executive's agreement under Section 9 below, shall receive a lump sum payment in the amount of seven hundred fifty thousand dollars ($750,000), to be paid within five (5) days following such Termination.

                 (6) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violate any of the provisions of Section 9 below.

            (c) Termination In Event of Death or Disability: Benefits. If Executive's employment is terminated by reason of Executive's death or Disability during the term of this Agreement (the "Employment Period"), this Agreement shall terminate without further obligation to Executive's legal representatives under this Agreement, other than for payment of all compensation under Section 5(a) otherwise due to Executive during the Term hereof as if Executive had not died or become disabled and, unreimbursed expenses and the timely payment or provision of Other Benefits through the date of death or Disability. The
                 Section 5(a) compensation shall be payable monthly in arrears at the Base Salary of Executive in effect immediately preceding Executive's death or Disability. Such other amounts shall be paid to Executive or Executive's estate or beneficiary, as applicable, in a lump sum cash payment within ninety (90) days after the date of death or Disability. With respect to the provision of Other Benefits, the term Other Benefits as used in this Paragraph 5(c) shall mean benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of other executive level employees of the Company under such plans, programs, practices, and policies relating to death or Disability benefits if any as in effect with respect to other executives and their beneficiaries at any time during the 120-day period immediately preceding the date of death or Disability. Additionally, all stock options for which Executive would have been eligible had he completed the Term of this Agreement, shall be granted and vest immediately, and Executive or Executive's estate or beneficiary shall be vested in all other options held by Executive as of the date of Executive's termination.

           (d)  Volunta[y Termination bY Employee and Termination for Cause:
                Benefits. Executive may terminate his employment with the Company by giving written notice of his intent and stating an effective Termination Date at least ninety (90) days after the date of such notice; provided, however, that the Company may accelerate such effective date by paying Executive through the proposed Termination Date. The Company may terminate Executive's employment for Cause at any time without prior written notice. Upon such termination by Executive or upon termination for Cause by the Company, this Agreement shall terminate and the Company shall pay to Executive all accrued compensation, and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty
                (30) days after the date of termination.

           (e) Termination Without Cause. The Company may terminate Executive's employment without Cause at any time without prior notice. In the event there is a termination without Cause, this Agreement shall terminate and Executive shall only be entitled to the following severance benefits:

                (1) For a period of twelve (12) months after the Termination Date (the "Compensation Period"), Base Salary at the rate in effect immediately prior to the Termination Date, payable monthly, in arrears. In addition, the Company shall remain obligated to maintain and keep all benefits set forth in paragraphs 5(e) and (g) available to Executive at the Company's expense for a period of one (1) year after the Termination Date.

                (2) All accrued compensation and unreimbursed expenses through the Termination Date. Such amounts shall be paid to Executive in a lump sum in cash within thirty (30) days after the Termination Date; and

                (3) Executive shall be free to accept other employment during the Compensation Period, and there shall be no offset of any employment compensation earned by Executive in such other employment during the Compensation Period against payments due to Executive hereunder, and there shall be no offset of any compensation received from such other employment against the Base Salary set forth above; provided, however, that such compensation may terminate if Executive violates any of the provisions of Section 9 below.

            (f) Termination as Officer or Director. Upon any termination of Executive's employment, Executive shall be deemed as having tendered his resignation as an Officer and a Director of the Company and each of its subsidiaries or related companies.

 7. Indemnification: Liability Insurance. The Company shall indemnify and hold Executive (or his legal representative) harmless to the full extent permitted by applicable law for all legal expenses and all liabilities, losses, judgments, fines, expenses, and amounts paid in settlement in connection with any proceeding involving him (including any action by or in the right of the Company) by reason of his being or having been a director, officer, employee, consultant or agent of the Company or any of its subsidiaries, affiliates, or any other enterprise if he is serving or has served at the request of the Company. In addition, the Company shall cause any such subsidiary, affiliate, or enterprise also to so indemnify and hold Executive harmless to the full extent permitted by applicable law. The foregoing shall not be deemed to limit any rights of Executive pursuant to applicable indemnification provisions of the Company's Certificate of Incorporation or Bylaws or otherwise. In addition, the Company shall acquire and maintain with reputable insurance companies or associations acceptable to Executive, directors' and officers' liability insurance for the benefit of Executive providing terms and coverage amounts at least as favorable as those provided to other officers or directors of the Company. Such insurance shall remain in place (to the extent that the Company is able to purchase the same for any officer or director) as long as necessary under applicable statutes of limitations to cover all events occurring during the Term of this Agreement regardless of when the claim is made.

8. Advance of Expenses. In the event of any action, proceeding or claim against Executive arising out of his serving or having served in a capacity specified in paragraph 6 above, the Company shall provide Executive with counsel, who may be counsel for the Company as well, as long as no conflict of interest exists between the Company and Executive, and no ethical or professional responsibility rules prevent the same counsel from representing both Executive and the Company. In the event of any such conflict of interest or other bar to Executive being represented by counsel for the Company, Executive may retain his own separate counsel (such choice of counsel may be made in his sole and absolute discretion), and the Company shall be obligated to advance to Executive (or pay directly to his counsel) reasonable counsel fees and other costs associated with Executive's defense of such action, proceeding or claim; provided, however, that in such event, Executive shall first agree in writing, without posting bond or collateral, to repay all sums paid or advanced to him pursuant to this provision in the event that the final disposition of such action, proceeding or claim is one for which Executive would not be entitled to indemnification pursuant to the provisions hereof.

 9.         Non-Competition and Non-Solicitation.

            (a) Executive and the Company expressly agree that during the Term and for a period of one (1) year immediately following the termination of Executive's employment with the Company for any reason, Executive will not, for himself, or on behalf of any other person, persons, firm, partnership, company, corporation or organization, engage in, or provide services to, directly or indirectly, any casual dining restaurant business either as a principal, partner, agent, employee, director, officer, independent contractor, consultant, or in any other capacity in the United States of America.

            (b) Employee agrees that during his period of employment with the Company and for a period of two years after the termination of employment (for any reason), Employee will not, directly or indirectly, solicit, divert, or hire away or attempt to solicit, divert, or hire away any person employed by the Company, whether or not such person is a full-time or temporary employee of the Company and will not make known to any person, firm, entity, or corporation the names and addresses of any of the employees of the Company or any information pertaining to the employees of the Company.

 10. No Mitigation Required. Executive's rights hereunder upon termination of employment shall be cumulative with and in addition to any other rights or remedies he may be entitled to by reason of any such termination. In addition, Executive shall have no obligation to mitigate his damages hereunder, whether by seeking new employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after the date of termination of Executive's employment with the Company, or otherwise.

 11. Nondisclosure. Except as otherwise required by law or court order, Executive, at any time during the Term, shall not disclose or use, except in the course of Executive's employment with the Company in the pursuit of the business of the Company or any of its subsidiaries or affiliates, any confidential information or nonpublic proprietary data of the Company or any of its subsidiaries or affiliates, whether such information or proprietary data is in Executive's memory or embodied in writing or other physical form. Upon termination of employment with the Company for any reason whatsoever, Executive shall forthwith deliver or cause to be delivered to the Company any and all confidential information, including drawings, notebooks, computers, keys, data, and other documents and materials belonging to the Company which is in his possession or under Executive's control relating to the Company or the business of the Company, and will deliver to the Company upon such termination of employment any other property of the Company which is in his possession or under his control.

 12. Representations and Warranties. The Company represents and warrants that the execution of this Agreement by the Company has been duly authorized by resolution of the Board.

 13. Entire Agreement. This Agreement constitutes the entire understanding between Company and Executive relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters.

 14. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. The right and obligations of Executive under this Agreement are of a personal nature and shall neither be assigned nor transferred in whole or in part by Executive.

 15.       Miscellaneous.

           (a) This Agreement shall be subject to and governed by the laws of the state of Texas and venue shall lie in the courts of Harris County.

           (b) Failure by either party to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

           (c) This Agreement may not be modified except by an agreement in writing executed by the parties hereto.

           (d) No waiver by either party to this Agreement of any right to enforce any term or condition of this Agreement, or any breach hereof, shall be deemed a waiver of such right in the future of any other right or remedy available under this Agreement.

           (e) The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.

           (f) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set out above.

                                   LANDRY'S SEAFOOD RESTAURANTS, INC.

                                      By:  /s/ Tilman J. Fertitta
                                         --------------------------------------
                                        Name:   Tilman J. Fertitta
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------
                                      Executive:  /s/ Richard E. Ervin
                                                -------------------------------
                                                     Richard E. Ervin